Exhibit 99.1

Sidoti Semi-Annual NY Micro Cap Conference January 9, 2012 NASDAQ: HDNG Edward Gaio Vice President and Chief Financial Officer www.hardinge.com

www.hardinge.com Forward-Looking Statements This presentation may contain forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Any such statements are based upon management’s current expectations that involve risks and uncertainties. Any statements that are not statements of historical fact or that are about future events may be deemed to be forward-looking statements. For example, words such as “may”, “will”, “should”, “estimates”, “predicts”, “potential”, “continue”, “strategy”, “believes”, “anticipates”, “plans”, “expects”, “intends” and similar expressions are intended to identify forward-looking statements. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. The following factors are among those that could cause actual results to differ materially from the forward-looking statements, which involve risks and uncertainties, and that should be considered in evaluating any such statement: fluctuations in the machine tool business cycles, changes in general economic conditions in the U.S. or internationally, the mix of products sold and the profit margins thereon, the relative success of the Company’s entry into new product and geographic markets, the Company’s ability to manage its operating costs, actions taken by customers such as order cancellations or reduced bookings by customers or distributors, competitor’s actions such as price discounting or new product introductions, governmental regulations and environmental matters, changes in the availability of cost of materials and supplies, the implementation of new technologies and currency fluctuations. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. 2

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Leading Global Machine Tool Manufacturer A leading global designer and top 40 manufacturer of high precision computer controlled metal-cutting machines with significant global brand recognition 3 Market capitalization $97.0 million Book value per share1 $14.23 Recent price $8.32 Current annual dividend rate $0.08 52 week price range $6.97 - $14.00 Dividend yield 1.0% Shares outstanding 11.7 million Institutional ownership 67.0% Average daily volume (3 mos.) 20,000 Insider ownership 3.4% Market Data as January 4, 2012; Ownership as of latest filing 1 As of September 30, 2011 Founded: 1890 IPO: 1995 NASDAQ: HDNG Fiscal Year End: December 31

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Global Expansion Strategy 4 Leverage our strong brand to capture greater global market share Emphasize growth in developing economies Create shareholder value by improving cash generation potential Expand through organic growth, acquisitions and strategic partnerships

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Global Premier Brands Among the best, most respected brand names in the industry Strong customer loyalty based on higher performance capabilities and longer-lived products 5 Competitive Advantage: Deep Industry Experience T42 SUPER PRECISION ® Multi Axis Turning Center Elmira, N.Y.

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY One of the few machine tool OEMs offering turning, milling, grinding, workholding and turnkey solutions worldwide Focused on high precision material-cutting solutions expert in small- to medium-sized work-pieces Addresses high precision, tight degrees of tolerance and accuracy complex applications hard to machine materials Supplier of Choice Kel-Varia 225-1000 CNC Cylindrical Grinder Switzerland 6 Competitive Advantage: Turnkey Solution Provider

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Significant After Market Support 7 Competitive Advantage: Large and Growing Installed Base 2011 TTM: $332.5 million 25% After Market Sales Hardinge is one of the largest manufacturers of collets, feed fingers and pads, with more than 40,000 SKUs. Elmira, N.Y. Trademarks include FlexC™, HQC ® , Sure-Grip ® and HCAC ®. One of the largest manufacturers of workholding systems Used by a wide variety of machine tool manufacturers for endless applications Provide spare parts for tens of thousands of machines world-wide After market support reduces impact of machine tool industry cyclicality

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Achieving Manufacturing Excellence 8 in all industries aerospace agriculture automotive technology construction consumer products defense medical energy transportation Hardinge products enable global industries

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Diversified End Markets of Machined Products 9 Second tier supplier for OEMs in a wide range of end markets

www.hardinge.com Competition 10 Turning & Milling Grinding Workholding North America Europe Asia/BRIC Yamazaki Mazak Corporation, Doosan Corporation, Haas Automation, Okuma Corporation, DMG, Mori Seiki and a number of manufacturers/assemblers in Taiwan Körber Schleifring (Studer), Moore Jig Grinding Smaller companies in the U.S., India and China Hardinge among world’s top 40 machine tool manufacturers

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Oxford Economics Machine Tool Forecast Source: Oxford Economics Autumn 2011 Global Machine Tool Outlook Report All MT figures are calculated using current exchange rates prior to 2011 and 2011 exchange rates after that date 11 Emerging Economies Drive Demand Growth $0 $20 $40 $60 $80 $100 $120 $140 2007 2008 2009 2010 2011 2012 2013 2014 2015 Americas Europe Asia World Machine Tool Consumption (in US$ billions) Drivers of Machine Tool Consumption: Replacement of technologically obsolete older machines Shrinking supply of skilled machinists Growing middle class in emerging economies Advancing productivity for global competitiveness China: 71% of Asian demand In 2014, Asian requirements surpass previous world peak Previous world peak surpassed in 2011

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY 12 Escalating Machine Tool Needs Positioned in Key Markets to Address Growing Demands Levels in US$ billions; based on 2011 exchange rates Source: Oxford Economics, Global Machine Tool Outlook, Autumn 2011 >5B 2B to 5B 1B to 2B 0.2B to 1B <0.2B Expected 2012 Machine Tool Consumption Expected 5-Year CAGR (2011 – 2015) Americas 17% Europe 14% Asia 16% World 16%

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Q3 2011 TTM $333 million 2005 $299 million Successful Global Diversification Sales by Region 2000 $190 million Europe 23% Other Int'l 11% Europe 40% Asia & Other 23% Europe 33% Asia & Other 45% 78% of the 2011 TTM Sales outside of North America Largest customer less than 11% of 2010 Sales 13 North America 66% North America 37% North America 22%

www.hardinge.com Expanded Footprint Efforts Acquisition / Alliance Year Rationale / Benefit Hardinge Jiaxing 2010 Invested $10 million in capital for expanded manufacturing capacity in China L. Kellenberger & Co. Switzerland 2010 Invested $10 million for cost reduction, productivity improvements and enhanced manufacturing capacity in Switzerland Jones and Shipman 2010 Broadened grinding product line to enable expansion in Asia Bridgeport International U.K. 2004 Acquired worldwide milling products and strong brand name Hauser Tripet Tschudin Switzerland 2000 Expanded grinding presence Taiwan 1999 Established Hardinge Taiwan – greenfield manufacturing site China 1996 Established Hardinge China – created direct foothold in China market L. Kellenberger & Co. Switzerland 1995 Acquired company to enter grinding business 14

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Rationalized Channels to Market .North America .Eliminated 60 direct sales and service personnel .Closed Canadian direct selling operations .Contracted exclusive sales and support agreement with three premier distributors, with approximately 700 customer-facing roles and more than 900 employees .Europe .Eliminated 40 sales, service and applications support personnel .Closed three offices .Asia & Other .Ten direct sales offices in China .Distribution partners in key emerging markets in this region .De-emphasized 22 countries 15

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY .More effective distribution network .Flexible manufacturing model: outsourced non-core activities .Reduced headcount by 170 .Cleared 225,000 sq. ft. of manufacturing space in the U.S. .Disposed of under-utilized fixed assets .Reduced working capital requirements .Improved inventory management .Strengthened cash management Improved Operating Leverage 16 Reduced Cost Structure

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Capitalize on brand strength New product development Expand capacity and capabilities in key markets •Switzerland •China Strategy for Growth 17 GX1000 Vertical Machining Center Nan Tou City, Taiwan Capture Greater Global Market Share

FINANCIALS NASDAQ: HDNG www.hardinge.com

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Rebounding with Recovery 19 $122 $109 $64 $58 $74 $164 $158 $88 $74 $109 $70 $78 $62 $125 $150 2007 2008 2009 2010 Q3 2011 TTM North America Europe Asia & Other $214 $345 $257 $333 $356 Sales (in millions)

www.hardinge.com 30.1% 26.7% 19.1% 23.8% 26.4% 2007 2008 2009 2010 Q3 2011 TTM $356 $345 $214 $257 $333 Improved Operating Leverage 20 6.4% -2.4% -13.9% -1.1% 4.9% 2007 2008 2009 2010 Q3 2011 TTM Sales and Gross Margin Operating Margin .Cost of Sales: eliminated $10 mm .SG&A: eliminated $20 mm since 2009 .Current SG&A run rate: $19 - $20 mm per quarter Net Sales (in millions) Strengthened Earnings Power

www.hardinge.com $71.9 $82.0 $73.5 $86.7 $90.4 24.9% 24.1% 26.0% 26.9% 28.3% Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Improved Operating Leverage 21 -0.1% 4.0% 3.1% 5.0% 7.0% Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Sales and Gross Margin Operating Margin Strong quarterly trends Net Sales (in millions)

www.hardinge.com $235 $242 $188 $216 $256 2007 2008 2009 2010 Q3 2011 TTM Emphasis on Productivity and Cash Sales per Employee ($ in thousands) Inventory Turns Managed Working Capital* as a Percent of Sales Receivable Days Outstanding 49% 54% 42% 39% 2008 2009 2010 Q3 2011 TTM 22 75 65 68 68 64 2007 2008 2009 2010 Q3 2011 TTM 1.7 1.7 1.4 1.9 2.1 2007 2008 2009 2010 Q3 2011 TTM * Managed Working Capital is defined as : Receivables + Inventory - Payables - Customer Deposits

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Growing Earnings Power 23 $14.9 $1.0 -$22.9 -$3.4 $10.7 2007 2008* 2009* 2010* Q3 2011 TTM Adjusted Net Income EPS $1.41 $0.88 $(2.01) $(0.30) $0.92 * Net income for 2008, 2009 and 2010 was adjusted to exclude unusual items. See supplemental slides for Adjusted Net Income reconciliation and other important disclaimers regarding Adjusted Net Income (in millions)

www.hardinge.com Strong Order Expansion 24 $118 $103 $53 $67 $92 $171 $156 $50 $91 $126 $72 $82 $72 $139 $168 2007 2008 2009 2010 Q3 2011 TTM North America Europe Asia & Other $104 $97 $58 $106 $160 2007 2008 2009 2010 Q3 2011 $175 $341 $297 $386 Total Orders $361 Backlog (in millions)

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Positioned for Growth $161.5$157.9$165.9$3.1$2.8$3.2 2009 2010 Q3 2011 Long-term Debt Shareholders' Equity Debt 9/30/11 Current $13.2 Long-term 3.2 Total $16.4 Long-term Debt and Equity Cash & Cash Equivalents ($10.8) $6.2 $18.8 2009* 2010* Q3-11 YTD Adjusted EBITDA * EBITDA for 2009 and 2010 was adjusted to exclude unusual items . See supplemental slides for EBITDA reconciliation and other important disclaimers regarding EBITDA $20.4 $30.9 $21.3 2009 2010 Q3 2011 25 (in millions)

DRIVING LONG-TERM VALUE NASDAQ: HDNG www.hardinge.com

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Driving Long-Term Value 27 Initiatives generated annual fixed cost savings of approximately $30 million and expanded capacity to serve demand Restructured, Rationalized, and Invested .Reduced working capital intensity by 30% .Reduced fixed cost structure by $30 million, resulting in better fixed/variable cost structure for greater flexibility .Rationalized product lines .Simplified channels to market .Invested $10 million each for expansion of Switzerland (grinding) and China (turning and milling) manufacturing capacity

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Building Shareholder Value Strong Brand Names •New product development •Expand brand portfolio thru partnerships, joint ventures and acquisitions •Capitalize on brand names to penetrate emerging markets Expanded Global Manufacturing Footprint •Expanded manufacturing capacity in Taiwan and China •Enhanced manufacturing capability in Switzerland •Operational excellence initiatives in all manufacturing locations Adding Value to Product Lines •Continue to produce high precision, long lasting, durable and stable machines •Target customers that value solutions to complex machining challenges 28

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Capitalize on Machine Tool Industry Expansion Investment Highlights Comprehensive product and service offering with market leading brands Globally diverse sales and manufacturing platform Track record of successful strategic acquisitions and alliances Loyal customer base serving blue chip companies in a wide range of end markets Highly experienced management team 29

Sidoti Semi-Annual NY Micro Cap Conference January 9, 2012 NASDAQ: HDNG Q&A www.hardinge.com

Sidoti Semi-Annual NY Micro Cap Conference January 9, 2012 NASDAQ: HDNG SUPPLEMENTAL SLIDES www.hardinge.com

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Highly Experienced Management Team Name Position Relevant Machine Tool Industry Experience Richard Simons Chief Executive Officer & President 28 Years Edward Gaio Chief Financial Officer & Vice President 5 Years Jürg Kellenberger President of Grinding Technology Group 28 Years Douglas Tifft Senior Vice President, Administration 34 Years James Langa Senior Vice President, Asian Operations 5 Years Paul Ling Vice President, Asian Supply Plants 24 Years Alison Zhang General Manager, China Sales & Marketing 19 Years John McTernan Director - European Sales & Marketing 34 Years Total Machine Tool Industry Experience in Excess of 175 Years 32 33 Years 35 Years 38 Years 34 Years 32 Years 24 Years 19 Years 34 Years Industrial Experience

www.hardinge.com TURNING MILLING GRINDING WORKHOLDING ROTARY Net Income for 2008, 2009 and 2010 was adjusted for unusual items. Hardinge believes that when used in conjunction with GAAP measures, Adjusted Net Income, which is a non-GAAP measure, assists in the understanding of Hardinge’s operating performance. (1) Adjusted EBITDA, a non-GAAP financial measure, is defined as adjusted earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is used by management to internally measure our operating and management performance and by investors as a supplemental financial measure to evaluate the performance of our business that, when viewed with our GAAP results and the accompanying reconciliation, we believe provides additional information that is useful to gain an understanding of the factors and trends affecting our business. Adjusted Net Income and EBITDA Reconciliation (in millions) 2008 2009 2010 Net Income $ (34.31) $ (33.31) $ (5.23) Inventory impairment 7.79 5.03 - Goodwill write-off 24.35 - - Restructuring 3.20 5.36 - Gain on sale & acquisition - - -1.69 Other - - 3.53 Adjusted Net Income 1.03 (22.92) (3.39) Plus: Interest expense net of Interest income 1.43 1.81 0.34 Taxes 3.05 1.85 2.17 Depreciation and amortization 9.44 8.50 7.04 Adjusted EBITDA (1) $ 14.95 $ (10.76) $ 6.15 33

Sidoti Semi-Annual NY Micro Cap Conference January 9, 2012 NASDAQ: HDNG www.hardinge.com